Income taxes (Tables)	12 Months Ended
Dec. 31, 2022
Income taxes
Summary of income taxes expense

	2022	2021
	$	$

Loss before income taxes	28,382	30,594

Recovery based on combined federal and provincial statutory rate of 25.48% (2021 – 25.48%)	(7,232)	(7,795)
Permanent differences	1,082	1,608
Change in deferred tax assets not recognized	6,440	6,287
Effect of tax rates in foreign jurisdictions	(3)	5
Net income tax expense	287	105